CAVANAL HILL FUNDS

Supplement dated December 5, 2012
to the following

Statements of Additional Information (“SAIs”)
Balanced Fund

U.S. Large Cap Equity Fund

Opportunistic Fund
(A, Investor, Institutional Shares)
dated December 31, 2011

This Supplement provides updated information regarding portfolio managers and supersedes any information to the contrary in the Balanced, U.S. Large Cap Equity and Opportunistic Fund Prospectuses dated December 31, 2011.

Change in Portfolio Manager

Effective immediately, S. Bob Rezaee no longer serves as a portfolio manager of the Balanced, U.S. Large Cap Equity or Opportunistic Funds. Accordingly, all references to Mr. Rezaee in the Prospectuses should be disregarded.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.